                                                                   EXHIBIT 10.20
                                SECOND AMENDMENT
                                 AND CONSENT TO
                           REVOLVING CREDIT AGREEMENT


     This SECOND AMENDMENT AND CONSENT is made and entered into as of March 12, 2001 (this "Amendment"), among (a) CALIFORNIA STEEL INDUSTRIES, INC., a Delaware
            ---------
corporation (the "Borrower"), (b) THE BANKS, (c) FLEET CAPITAL CORPORATION, as
                  --------
loan and collateral agent for the Banks (the "Loan and Collateral Agent"), and
                                              -------------------------
(d) BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as documentation and letter of credit agent for the Banks (the "Letter of Credit Agent" and together
                                           ----------------------
with the Loan and Collateral Agent, the "Agents").  Capitalized terms used but
                                         ------
not defined in this Amendment shall have the same meanings to such terms in the Credit Agreement as defined below.

     WHEREAS, the Borrower, the Banks, the Agents, and the Arrangers have entered into that certain Revolving Credit Agreement dated as of March 10, 1999 as amended by the First Amendment dated April 28, 2000 (as amended and in effect from time to time, the "Credit Agreement") pursuant to which the Banks have
                        ----------------
extended credit to the Borrower on the terms set forth therein;

     WHEREAS, the Borrower has requested certain amendments to the Credit Agreement and consent to make a $14,600,000 Distribution on or about April 1, 2001 (the "March 2001 Distribution") notwithstanding the provisions of Section
           -----------------------
9.4 of the Credit Agreement which would prohibit the making of the March 2001 Distribution; and

     WHEREAS, the parties to the Credit Agreement have agreed to amend the Credit Agreement and permit the April 2001 Distribution upon the terms and subject to the conditions contained herein;

     NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

     1.  Amendments to the Credit Agreement.  Subject to satisfaction of each of
         ----------------------------------
the conditions set forth in (S)4 below, the Borrower, the Agents and the Banks hereby agree to amend the Credit Agreement as set forth below. Each of the following amendments shall be effective as of the Effective Date as defined below:

     1.1  Definitions.  The definition of "Applicable Margin" is hereby deleted
          -----------                      -----------------
in its entirety and substituting in lieu thereof the following:

         "Applicable Margin.  For each period commencing on an Adjustment Date
          -----------------
   through the date immediately preceding the next Adjustment Date (each a "Rate
                                                                            ----
   Adjustment Period"), the Applicable Margin shall be the applicable margin or
   ---------- ------
   rate (in each case per annum) set forth below with respect to the

   Leverage Ratio, as determined as of the end of and for the period of four consecutive fiscal quarters of the Borrower ending immediately prior to the applicable Rate Adjustment Period and pertaining to such Adjustment Date:

                   Leverage Ratio     Eurodollar          Base            Commitment Fee
     Level                            Rate Loans        Rate Loans

-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------

I                Less than 2.5:1.0               1.00%              0.00%           0.15%

-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------

II               Less than 3.0:1.0
                  but greater than               1.10%              0.00%            0.15%
                    or equal to
                      2.5:1.0

-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------

III              Less than 3.5:1.0
                  but greater than               1.20%              0.00%            0.20%
                    or equal to
                      3.0:1.0

-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------

IV               Less than 4.0:1.0
                  but greater than               1.45%              0.00%            0.20%
                    or equal to
                      3.5:1.0

-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------

V                Less than 4.5:1.0
                  but greater than               1.85%             1.375%            0.50%
                    or equal to
                      4.0:1.0

-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------

VI                  Greater than                 2.30%             1.625%            0.50%
                      4.5:1.0
-----------------------------------------------------------------------------------------------

         Notwithstanding the foregoing, if the Borrower fails to deliver any financial statements when due pursuant to (S)8.4(a) or (b) hereof or any Compliance Certificate when due pursuant to (S)8.4(d) hereof then, for the period commencing on the next Adjustment Date to occur subsequent to such failure (if such failure is then continuing uncured) through the date immediately following the date on which such financial statements or Compliance Certificate, as the case may be, is delivered, the Applicable Margin shall be the Applicable Margin set forth on Level V of the chart set forth above."

     1.2  (S)9.4 Distributions.  (S)9.4 of the Credit Agreement is hereby
          --------------------
deleted in its entirety and substituting in lieu thereof the following:

   "9.4  Distributions.  The Borrower will not make any Distributions; provided,
         -------------                                                 ---------
   however, so long as no Default or Event of Default exist or would result
   -------
   therefrom, the Borrower may: (a) make a $14,600,000 Distribution based on 50% of FY 2000 Consolidated Net Income so long as (i) such Distribution is made no earlier than 5 days after delivery to the Banks of the financial statements required by Section 8.4 (b) for the Borrower's 2001 second fiscal quarter and (ii) the Borrower has delivered calculations to the Agents, demonstrating in a format satisfactory to the Agents that (A) the making of such Distribution will not cause a Default or Event of Default on a projected basis for the next two fiscal quarters of the Borrower, (B) during the 30 days prior to the making of such Distribution and immediately thereafter, the Borrowing Base shall exceed the sum of Revolving Credit Loans, the Maximum Drawing Amount and all Unpaid Reimbursement Obligations by not less than $15,000,000 and (C) prior to making such Distribution the Borrower has paid its trade payables in the ordinary course and not altered such procedures in order to comply with the provisions of the previous part (B); (b) beginning January 1, 2002, make Distributions not to exceed 50% of the Consolidated Net Income of the Borrower for the prior fiscal quarters for which a Distribution has not already been made so long as (i) such Distributions are made after delivery to the Banks of the financial statements required by Section 8.4(a) and (b) and (ii) the Borrower has delivered calculations to the Agents, demonstrating in a format satisfactory to the Agents that the making of such Distribution will not cause a Default or Event of Default on a projected basis for the next two fiscal quarters of the Borrower; and (c) make Distributions to the preferred stockholders of the Borrower not to exceed $3,000,000 per year."

     1.3  (S)10.1 Capital Expenditures.  (S)10.1 of the Credit Agreement is
          ----------------------------
hereby deleted in its entirety and substituting in lieu thereof the following:

   "10.1  Capital Expenditures.  The Borrower will not make, or permit any
          --------------------
   Subsidiary of the Borrower to make, Capital Expenditures that exceed, in the aggregate, (a) $55,000,000 for the Borrower's 1999 fiscal year, (b) $40,000,000 for the Borrower's 2000 fiscal year, (c) $20,000,000 for the Borrower's 2001 fiscal year and (d) $40,000 ,000 for each fiscal year thereafter; provided, however, that, if during any fiscal year the amount of
               --------  -------
   Capital Expenditures permitted for that fiscal year is not so utilized, such unutilized amount may be utilized in the next succeeding fiscal year but not in any subsequent fiscal year, provided however no such unutilized amount shall be permitted to be utilized for Borrower's 2000 fiscal year."

     1.4  (S)10.3 Fixed Charge Coverage Ratio.  (S)10.3 of the Credit Agreement
          -----------------------------------
is hereby amended by deleting such section in its entirety and substituting the following in lieu thereof:

     "10.3  Fixed Charge Coverage.  Commencing on December 31, 2001, the
            ---------------------
     Borrower will not permit, as of the last day of any fiscal quarter of the Borrower, the ratio of (i) Consolidated Operating Cash Flow for the four fiscal quarters then ended to (ii) Consolidated Total Debt Service for such period (the "Fixed Charge Coverage Ratio") to be less than 1.25:1.00."
                  ---------------------------

     1.5  (S)10.5 Minimum Consolidated EBITDA.  (S)10 of the Credit Agreement
          ------------------------------------
is hereby amended by adding thereto the following new (S)10.5:

     "10.5  Consolidated EBITDA.  The Borrower will not permit Consolidated
            -------------------
     EBITDA, (a) for its 2001 first fiscal quarter to be less than $1,000,000,
     (b) for its 2001 first and second fiscal quarters to be less than $15,000,000 in the aggregate and (c) for its 2001 first, second and third fiscal quarters to be less than $34,000,000 in the aggregate."

     2.  Representation and Warranties.  The Borrower hereby represents and
         -------------- --- ----------
warrants to each of the Banks and the Agents as follows:

          (a) Representations and Warranties in Credit Agreement.  Each of the
              --------------------------------------------------
     representations and warranties of the Borrower contained in the Credit Agreement, the other Loan Documents or in any document or instrument delivered pursuant to or in connection with the Credit Agreement (i) were true and correct when made and (ii) after giving effect to this Amendment, continue to be true and correct on the date hereof (except to the extent of changes resulting from transactions contemplated or permitted by the Credit Agreement and the other Loan Documents, as amended hereby, and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, and to the extent that such representations and warranties relate expressly to an earlier date).

          (b) Authority.  The execution and delivery by the Borrower of this
              ---------
     Amendment and the performance by the Borrower of its agreements and obligations under this Amendment (i) are within its corporate authority
     (ii) have been duly authorized by all necessary proceedings, (iii) do not and will not conflict with or result in any breach or contravention or any provision of law, statute, rule or regulation to which the Borrower is subject or any judgment, order, writ, injunction, license or permit applicable to the Borrower so as to materially adversely affect the assets, business or any activity of the Borrower, (iv) do not conflict with any provision of the corporate charter or bylaws of the Borrower or any agreement or other instrument binding upon them, (v) require any waivers, consents or approvals by any of its creditors which have not been obtained, or (vi) require any approval which have not been obtained.

          (c) Enforceability of Obligations.  This Amendment and the Credit
              -----------------------------
     Agreement, as amended hereby, constitute the legal, valid and binding obligations of the Borrower enforceable against the Borrower in accordance with their respective terms, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors' rights and except to the extent that availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought.

          (d) No Default or Event of Default.  After otherwise giving effect to
              ------------------------------
     this Amendment, no Default or Event of Default shall have occurred and shall be continuing.

     3.  Condition to Effectiveness.  This Amendment shall become effective as
         --------- -- -------------
of March 30, 2001, subject to satisfaction of each of the following conditions precedent (the "Effective Date"):
                --------------

          (a) Execution and Delivery of Amendment Documents.  This Amendment
              ---------------------------------------------
     shall have been executed and delivered by each of the Borrower, the Banks and the Agents.

          (b) Representations and Warranties.  The Agents shall be satisfied
              ------------------------------
     that the representations and warranties set forth in (S)2 hereof are true and correct on and as of the Effective Date.

          (c) No Default or Event of Default. No Default or Event of Default
              ------------------------------
     shall have occurred and shall be continuing.

          (d) Amendment Fee.  The Borrower shall have paid to the Loan and
              -------------
     Collateral Agent for the pro rata account of the Banks, an amendment fee in
                              --- ----
     the amount of $130,000.

     4.  Affirmation and Acknowledgment of the Borrower.  The Borrower hereby
         ----------------------------------------------
ratifies and confirms all of its Obligations to the Banks and the Borrower hereby affirms its absolute and unconditional promise to pay to the Banks the Revolving Credit Loans and all other amounts due under the Credit Agreement, as amended hereby.

     5.  Miscellaneous Provisions.  From and after the date hereof, this
         ------------------------
Amendment shall be deemed a Loan Document for all purposes of the Credit Agreement and the other Loan Documents and each reference to Loan Documents in the Credit Agreement and the other Loan Documents shall be deemed to include this Amendment. Any breach by the Borrower of the covenants and obligations of the Borrower contained herein shall be an immediate Event of Default. Except as expressly provided herein, this Amendment shall not, by implication or otherwise, limit, impair, constitute a waiver of or otherwise affect any rights or remedies of the Loan and Collateral Agent or the Banks under the Credit Agreement or the other Loan Documents, nor alter, modify, amend or in any way affect any of the obligations or covenants contained in the Credit Agreement or any of the other Loan Documents, all of which are ratified and confirmed in all respects and shall continue in full force and effect. This Amendment may be executed in any number of counterparts, but all of such counterparts shall together constitute but one and the same agreement. Delivery of an executed counterpart of a signature page by facsimile transmission shall be effective as delivery of a manually executed counterpart of this Amendment. In making proof of this Amendment, it shall not be necessary to produce or account for more than one such counterpart.

     6.  Applicable Law.  THIS AMENDMENT IS INTENDED TO TAKE EFFECT AS AN
         --------------
AGREEMENT UNDER SEAL AND SHALL BE CONSTRUED ACCORDING TO AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

     IN WITNESS WHEREOF, the undersigned have duly executed this Amendment as a sealed instrument as of the date first set forth above.

                              CALIFORNIA STEEL INDUSTRIES, INC.


                              By: /s/ C. Lourenco Goncalves
                                  ------------------------------------
                                  Name: C. Lourenco Goncalves
                                  Title: President and C.E.O


                              FLEET CAPITAL CORPORATION,
                               individually and as Loan and Collateral
                               Agent


                              By: /s/ John Tolle
                                  ------------------------------------
                                  Name: John Tolle
                                  Title: Vice President


                              BANK OF AMERICA NATIONAL TRUST AND SAVINGS
                              ASSOCIATION,
                               individually and as Letter of Credit Agent


                              By: /s/ W. J. Nietschmann Jr.
                                  ------------------------------------
                                  Name: W. J. Nietschmann Jr.
                                  Title: Senior Vice President


                              WELLS FARGO BANK, N.A.


                              By: /s/ Charles C. Warner
                                  ------------------------------------
                                  Name: Charles C. Warner
                                  Title: Vice President